UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 23, 2006

Particle Drilling Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-30819	20-1563395
(Commission File Number)	(I.R.S. Employer Identification No.)

1021 Main Street, Suite 2650 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 223-3031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On January 23, 2006, we announced we had hired Jim B. Terry to serve as our President and Chief Executive Officer.  We entered into an employment agreement with Mr. Terry effective as of January 23, 2006.  A brief description of the terms and conditions of the employment agreement with Mr. Terry is set forth below.  A copy of the employment agreement with Mr. Terry is filed herewith as Exhibit 10.1, and is incorporated by reference herein.

In connection with the hiring of Mr. Terry, we granted Mr. Terry options to purchase 150,000 shares of our common stock at an exercise price of $6.73.  The options were granted pursuant to our 2005 Stock Incentive Plan and vest in one-third increments on an annual basis beginning on January 23, 2007.  We also granted Mr. Terry 150,000 shares of our restricted common stock pursuant to our 2005 Stock Incentive Plan.  The forfeiture restrictions on the restricted common stock lapse in one-third increments on an annual basis beginning on January 23, 2007.  The grants of stock options and restricted stock were made in accordance with the forms of Non-Statutory Stock Option Agreement and Restricted Stock Agreement filed herewith as Exhibits 10.2 and 10.3, respectively.

In connection with the execution of the employment agreement with Mr. Terry, we entered into new employment agreements with Mr. J. Chris Boswell, our Executive Vice President and Chief Financial Officer, and Mr. Thomas E. Hardisty, our Executive Vice President, Corporate Development.  The employment agreements with Messrs. Boswell and Hardisty will be effective as of February 1, 2006.  A brief description of the terms and conditions of the employment agreements with Messrs. Boswell and Hardisty is set forth below.  A copy of the employment agreements with Messrs. Boswell and Hardisty are filed herewith as Exhibits 10.4 and 10.5, respectively, and are incorporated by reference herein.

Jim B. Terry.    Mr. Terry entered into an employment agreement effective as of January 23, 2006.  This agreement has a three-year term that is automatically extended for successive one-year periods following the end of the initial three-year term unless otherwise terminated by delivery of written notice by either party no less than 90 days prior to the first day of any one-year extension period.  The agreement provides that Mr. Terry will serve as our Chief Executive Officer and President.  Under the terms of the agreement, Mr. Terry will receive an annual base salary of $240,000, which may be further increased at the sole discretion of the Compensation Committee.  We may decrease Mr. Terry’s base salary only with the prior written consent of Mr. Terry.  Mr. Terry is also eligible to participate in our annual bonus incentive plan as approved by the Compensation Committee or the Board of Directors in amounts approved by and based on criteria established by the Compensation Committee.  Mr. Terry will also be eligible to participate, in the sole discretion of the Compensation Committee, in any long-term incentive arrangements we make available to our executive officers from time to time.  Finally, Mr. Terry will receive certain perquisites, including reimbursement in accordance with our standard policies and procedures of business and business-related business expenses and dues and fees to industry and professional organizations, four weeks of paid vacation each calendar year, and participation by Mr. Terry and his spouse and dependents in all benefits, plans and programs available to our executive employees.  We have also agreed to use reasonable efforts to obtain life insurance for Mr. Terry in the amount of $500,000.

During the term of the agreement, we may terminate Mr. Terry’s employment at any time upon his (1) death, (2) disability, (3) for cause, or (4) for any other reason whatsoever in the sole discretion of the Board of Directors.  If we desire to terminate Mr. Terry’s employment at any time prior to expiration of the term of his employment, we must provide written notice to Mr. Terry indicating that we have elected to terminate his employment and stating the effective date of termination and the reason for such termination.  Mr. Terry may terminate his employment (1) as a result of a change in duties (as such term is defined in the employment agreement) after first giving us written notice of the specific occurrence that resulted in the change in duties and if such occurrence remains uncorrected for 10 days following delivery of such notice, or (2) at any time for any reason whatsoever.  If Mr. Terry desires to terminate his employment at any time prior to expiration of the term of his employment, he must provide 30-days written notice to us indicating that he has elected to terminate his employment and stating the effective date of termination and the reason for such termination.

In the event Mr. Terry’s employment terminates upon expiration of the term of the employment agreement or if Mr. Terry’s employment is terminated by either Mr. Terry or our company for any reason other than an Involuntary Termination (as defined below), all compensation and benefits to Mr. Terry under the agreement will terminate contemporaneously with the termination of his employment.  For purposes of the agreement, an “Involuntary Termination” means any termination of Mr. Terry’s employment with our company which:

•                                          does not result from an expiration of the term of the employment agreement;

•                                          does not result from a resignation by Mr. Terry (except as otherwise provided below);

•                                          does not result from a termination for cause of Mr. Terry;

•                                          does not result from Mr. Terry’s death or disability; or

•                                          results from a resignation by Mr. Terry on or before the date which is 60 days after the date upon which Mr. Terry receives notice of a change of duties (as defined in the agreement);

Except as provided in the following sentence, in the event Mr. Terry’s employment is subject to an Involuntary Termination, we shall pay to Mr. Terry a lump sum cash payment within 30 days of termination equal to two times his annual base salary in effect at the time of termination.  If Mr. Terry’s employment is subject to an Involuntary Termination that occurs at any time during the period beginning 60 days prior to the date a definitive agreement concerning a Change of Control (as defined below) is executed and ending on the one-year anniversary of the consummation of such Change of Control (such period being a “Change of Control Period”), Mr. Terry will be entitled to receive a lump sum cash payment within 30 days of termination equal to two times the sum of his annual base salary in effect at the time of termination and the average of the bonuses he received in the two preceding fiscal years (as calculated in accordance with the agreement).  If Mr. Terry’s employment is subject to an Involuntary Termination during a Change of Control Period or as a result of his death or disability, we have also agreed to accelerate the vesting of all options to purchase common stock granted to Mr. Terry and to remove the restrictions on vesting or forfeiture of all restricted stock and all other accrued benefits under any nonqualified deferred compensation plans granted to Mr. Terry.  Finally, Mr. Terry and his dependents will be eligible to receive COBRA continuation coverage under our group health plans for a period of up to two years following any Involuntary Termination of his employment, in accordance with and to the extent provided by COBRA.

For purposes of the agreement, a “Change of Control” means:

•                                          a merger of our company with another entity, a consolidation involving our company or the sale of all or substantially all of our assets to another entity if, in any such case, (A) the holders of our equity securities immediately prior to such transaction do not beneficially own after such transaction 50% or more of the votes to elect directors generally in substantially the same proportions that they owned securities of our company prior to such transaction, or (B) the persons who were members of our Board of Directors immediately prior to such transaction do not constitute at least a majority of the board of directors of the resulting entity after such transaction;

•                                          a dissolution or liquidation of our company;

•                                          when any person or entity acquires or gains ownership or control of more than 50% of the combined voting power of the outstanding securities of our company; or

•                                          as a result of or in connection with a contested election of directors, the persons who were members of our Board of Directors immediately before such election cease to constitute a majority of our Board of Directors.

In the event Mr. Terry is a “disqualified individual” (as defined in Section 280G(c) of the Internal Revenue Code) and the payments and benefits that Mr. Terry has the right to receive would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Internal Revenue Code), then the benefits provided under the agreement will be either (1) reduced to an amount so that no portion of such amounts and benefits received by Mr. Terry will be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code or (2) paid in full, whichever produces the better net after-tax position to Mr. Terry.

The agreement also contains customary confidentiality, nondisclosure and proprietary rights provisions.  In addition, during his employment and for a period of two years following the termination of Mr. Terry’s employment for any reason, Mr. Terry is prohibited from participating in the ownership, management, operation or control in any business that conducts a business similar to that conducted by us or provides or sells a service or product that is the same, substantially similar to or otherwise competitive with the products and services provided or sold by our company in any of the business territories that we conduct business from time to time, subject to certain limited exceptions.  During that same period, Mr. Terry may not solicit, among others, customers, suppliers and employees of our company.

J. Chris Boswell.    Mr. Boswell entered into an employment agreement that will be effective as of February 1, 2006.  This agreement, which will replace his previous employment agreement, has a three-year term that is automatically extended for successive one-year periods following the end of the initial three-year term unless otherwise terminated by delivery of written notice by either party no less than 90 days prior to the first day of any one-year extension period.  The agreement provides that Mr. Boswell will serve as Chief Financial Officer and Senior Vice President.  Under the terms of the agreement, Mr. Boswell will receive an annual base salary of $220,000, which may be further increased at the sole discretion of the Compensation Committee.  We may decrease Mr. Boswell ‘s base salary only with the prior written consent of Mr. Boswell.  Mr. Boswell is also eligible to participate in our annual bonus incentive plan as approved by the Compensation Committee or the Board of Directors in amounts approved by and based on criteria established by the Compensation Committee.  Mr. Boswell will also be eligible to participate, in the sole discretion of the Compensation Committee, in any long-term incentive arrangements we make available to our executive officers from time to time.  Finally, Mr. Boswell will receive certain perquisites, including reimbursement in accordance with our standard policies and procedures of business and business-related business expenses and dues and fees to industry and professional organizations, four weeks of paid vacation each calendar year, and participation by Mr. Boswell and his spouse and dependents in all benefits, plans and programs available to our executive employees.  We have also agreed to use reasonable efforts to obtain life insurance for Mr. Boswell in the amount of $500,000.

During the term of the agreement, we may terminate Mr. Boswell ‘s employment at any time upon his (1) death, (2) disability, (3) for cause, or (4) for any other reason whatsoever in the sole discretion of the Board of Directors.  If we desire to terminate Mr. Boswell’s employment at any time prior to expiration of the term of his employment, we must provide written notice to Mr. Boswell indicating that we have elected to terminate his employment and stating the effective date of termination and the reason for such termination.  Mr. Boswell may terminate his employment (1) as a result of a change in duties (as such term is defined in the employment agreement) after first giving us written notice of the specific occurrence that resulted in the change in duties and if such occurrence remains uncorrected for 10 days following delivery of such notice, or (2) at any time for any reason whatsoever.  If Mr. Boswell desires to terminate his employment at any time prior to expiration of the term of his employment, he must provide 30-days written notice to us indicating that he has elected to terminate his employment and stating the effective date of termination and the reason for such termination.

In the event Mr. Boswell’s employment terminates upon expiration of the term of the employment agreement or if Mr. Boswell’s employment is terminated by either Mr. Boswell or our company for any reason other than an Involuntary Termination (as defined below), all compensation and benefits to Mr. Boswell under the agreement will terminate contemporaneously with the termination of his employment.  For purposes of the agreement, an “Involuntary Termination” means any termination of Mr. Boswell’s employment with our company which:

•                                          does not result from an expiration of the term of the employment agreement;

•                                          does not result from a resignation by Mr. Boswell (except as otherwise provided below);

•                                          does not result from a termination for cause of Mr. Boswell;

•                                          does not result from Mr. Boswell’s death or disability; or

•                                          results from a resignation by Mr. Boswell on or before the date which is 60 days after the date upon which Mr. Boswell receives notice of a change of duties (as defined in the agreement);

Except as provided in the following sentence, in the event Mr. Boswell’s employment is subject to an Involuntary Termination, we shall pay to Mr. Boswell a lump sum cash payment within 30 days of termination equal to the greater of (1) two times his annual base salary in effect at the time of termination, or (2) $600,000.  If Mr. Boswell’s employment is subject to an Involuntary Termination that occurs at any time during the period beginning 60 days prior to the date a definitive agreement concerning a Change of Control (as defined below) is executed and ending on the one-year anniversary of the consummation of such Change of Control (such period being a “Change of Control Period”), Mr. Boswell will be entitled to receive a lump sum cash payment within 30 days of termination equal to the greater of (1) two times the sum of his annual base salary in effect at the time of termination and the average of the bonuses he received in the two preceding fiscal years (as calculated in accordance with the agreement), or (2) $600,000, which amount will be increased to $950,000 if Mr. Boswell is not provided with an opportunity to sell the shares of our common stock then held by Mr. Boswell at a purchase price of $4.00 or more per share in connection with a Change of Control transaction.  If Mr. Boswell’s employment is subject to an Involuntary Termination during a Change of Control Period or as a result of his death or disability, we have also agreed to accelerate the vesting of all options to purchase common stock granted to Mr. Boswell and to remove the restrictions on vesting or forfeiture of all restricted stock and all other accrued benefits under any nonqualified deferred compensation plans granted to Mr. Boswell.  Finally, Mr. Boswell and his dependents will be eligible to receive COBRA continuation coverage under our group health plans for a period of up to two years following any Involuntary Termination of his employment, in accordance with and to the extent provided by COBRA.

For purposes of the agreement, a “Change of Control” has the same meaning as set forth in Mr. Terry’s employment agreement.

In the event that any payment or distribution to Mr. Boswell is subject to the excise tax imposed by Section 4999 of the Internal Revenue Code or any interest or penalties with respect to such excise tax, we have agreed to make an additional payment to Mr. Boswell in an amount such that after payment by Mr. Boswell of all taxes (including such excise tax imposed on such additional payment), Mr. Boswell will retain an amount of such payment equal to the amount of the excise tax imposed upon such payment.

The agreement also contains customary confidentiality, nondisclosure and proprietary rights provisions.  In addition, during his employment and for a period of two years following the termination of Mr. Boswell’s employment for any reason, Mr. Boswell is prohibited from participating in the ownership, management, operation or control in any business that either (1) conducts a business similar to the particle impact drilling system business conducted by us (or any other line of business involving technological processes that we have either developed or acquired) or (2) provides or sells a service or product that is the same, substantially similar to or otherwise competitive with the products and services related to the particle impact drilling system business conducted by us (or any other line of business involving technological processes that we have either developed or acquired) in any of the business territories that we conduct business from time to time, subject to certain limited exceptions.  During that same period, Mr. Boswell may not solicit, among others, customers, suppliers and employees of our company.

Thomas E. Hardisty.    Mr. Hardisty entered into an employment agreement that will be effective as of February 1, 2006.  This agreement, which will replace his previous employment agreement, has a three-year term that is automatically extended for successive one-year periods following the end of the initial three-year term unless otherwise terminated by delivery of written notice by either party no less than 90 days prior to the first day of any one-year extension period.  The agreement provides that Mr. Hardisty will serve as a Senior Vice President.  Under the terms of the agreement, Mr. Hardisty will receive an annual base salary of $180,000, which may be further increased at the sole discretion of the Compensation Committee.  We may decrease Mr. Hardisty’s base salary only with the prior written consent of Mr. Hardisty.  Mr. Hardisty is also eligible to participate in our annual bonus incentive plan as approved by the Compensation Committee or the Board of Directors in amounts approved by and based on criteria established by the Compensation Committee.  Mr. Hardisty will also be eligible to participate, in the sole discretion of the Compensation Committee, in any long-term incentive arrangements we make available to our executive officers from time to time.  Finally, Mr. Hardisty will receive certain perquisites, including reimbursement in accordance with our standard policies and procedures of business and business-related business expenses and dues and fees to industry and professional organizations, four weeks of paid vacation each calendar year, and participation by Mr. Hardisty and his spouse and dependents in all benefits, plans and programs available to our executive employees.  We have also agreed to use reasonable efforts to obtain life insurance for Mr. Hardisty in the amount of $500,000.

During the term of the agreement, we may terminate Mr. Hardisty’s employment at any time upon his (1) death, (2) disability, (3) for cause, or (4) for any other reason whatsoever in the sole discretion of the Board of Directors.  If we desire to terminate Mr. Hardisty’s employment at any time prior to expiration of the term of his employment, we must provide written notice to Mr. Hardisty indicating that we have elected to terminate his employment and stating the effective date of termination and the reason for such termination.  Mr. Hardisty may terminate his employment (1) as a result of a change in duties (as such term is defined in the employment agreement) after first giving us written notice of the specific occurrence that resulted in the change in duties and if such occurrence remains uncorrected for 10 days following delivery of such notice, or (2) at any time for any reason whatsoever.  If Mr. Hardisty desires to terminate his employment at any time prior to expiration of the term of his employment, he must provide 30-days written notice to us indicating that he has elected to terminate his employment and stating the effective date of termination and the reason for such termination.

In the event Mr. Hardisty’s employment terminates upon expiration of the term of the employment agreement or if Mr. Hardisty’s employment is terminated by either Mr. Hardisty or our company for any reason other than an Involuntary Termination (as defined below), all compensation and benefits to Mr. Hardisty under the agreement will terminate contemporaneously with the termination of his employment.  For purposes of the agreement, an

 “Involuntary Termination” means any termination of Mr. Hardisty’s employment with our company which:

•                                          does not result from an expiration of the term of the employment agreement;

•                                          does not result from a resignation by Mr. Hardisty (except as otherwise provided below);

•                                          does not result from a termination for cause of Mr. Hardisty;

•                                          does not result from Mr. Hardisty’s death or disability; or

•                                          results from a resignation by Mr. Hardisty on or before the date which is 60 days after the date upon which Mr. Hardisty receives notice of a change of duties (as defined in the agreement);

Except as provided in the following sentence, in the event Mr. Hardisty’s employment is subject to an Involuntary Termination, we shall pay to Mr. Hardisty a lump sum cash payment within 30 days of termination equal to the greater of (1) two times his annual base salary in effect at the time of termination, or (2) $450,000.  If Mr. Hardisty’s employment is subject to an Involuntary Termination that occurs at any time during the period beginning 60 days prior to the date a definitive agreement concerning a Change of Control (as defined below) is executed and ending on the one-year anniversary of the consummation of such Change of Control (such period being a “Change of Control Period”), Mr. Hardisty will be entitled to receive a lump sum cash payment within 30 days of termination equal to the greater of (1) two times the sum of his annual base salary in effect at the time of termination and the average of the bonuses he received in the two preceding fiscal years (as calculated in accordance with the agreement), or (2) $450,000, which amount will be increased to $650,000 if Mr. Hardisty is not provided with an opportunity to sell the shares of our common stock then held by Mr. Hardisty at a purchase price of $4.00 or more per share in connection with a Change of Control transaction.  If Mr. Hardisty’s employment is subject to an Involuntary Termination during a Change of Control Period or as a result of his death or disability, we have also agreed to accelerate the vesting of all options to purchase common stock granted to Mr. Hardisty and to remove the restrictions on vesting or forfeiture of all restricted stock and all other accrued benefits under any nonqualified deferred compensation plans granted to Mr. Hardisty.  Finally, Mr. Hardisty and his dependents will be eligible to receive COBRA continuation coverage under our group health plans for a period of up to two years following any Involuntary Termination of his employment, in accordance with and to the extent provided by COBRA.

For purposes of the agreement, a “Change of Control” has the same meaning as set forth in Mr. Terry’s employment agreement.

In the event that any payment or distribution to Mr. Hardisty is subject to the excise tax imposed by Section 4999 of the Internal Revenue Code or any interest or penalties with respect to such excise tax, we have agreed to make an additional payment to Mr. Hardisty in an amount such that after payment by Mr. Hardisty of all taxes (including such excise tax imposed on such additional payment), Mr. Hardisty will retain an amount of such payment equal to the amount of the excise tax imposed upon such payment.

The agreement also contains customary confidentiality, nondisclosure and proprietary rights provisions.  In addition, during his employment and for a period of two years following the termination of Mr. Hardisty’s employment for any reason, Mr. Hardisty is prohibited from participating in the ownership, management, operation or control in any business that conducts a business similar to that conducted by us or provides or sells a service or product that is the same, substantially similar to or otherwise competitive with the products and services provided or sold by our company in any of the business territories that we conduct business from time to time, subject to certain limited exceptions.  During that same period, Mr. Hardisty may not solicit, among others, customers, suppliers and employees of our company.

Item 1.02.                                          Termination of a Material Definitive Agreement.

In connection with the execution of the new employment agreements with Messrs. Boswell and Hardisty, we have terminated our existing employment agreements with Messrs. Boswell and Hardisty, effective as of February 1, 2006.  The description of the new employment agreements with Messrs. Boswell and Hardisty set forth in “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference herein.

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

By press release dated January 23, 2006, we announced the hiring of Jim B. Terry as our new President and Chief Executive Officer.  A copy of the press release is filed herewith as Exhibit 99.1.  We entered into an employment agreement with Mr. Terry, a brief description of which is set forth under “Item 1.01 Entry into a Material Definitive Agreement” and is incorporated by reference herein.  Effective as of January 23, 2006, Mr. J. Chris Boswell, our Executive Vice President and Chief Financial Officer who was serving as our interim President and Chief Executive Officer, will no longer serve in the role of President and Chief Executive Officer and will remain as our Executive Vice President and Chief Financial Officer.  Set forth below is a description of the background and business experience of Mr. Terry.

Jim B. Terry, age 52, was hired as our President and Chief Executive Officer effective as of January 23, 2006.  From January 2003 until September 2005, Mr. Terry served as Vice President, Drilling Services for Weatherford International, one of the largest global providers of innovative mechanical solutions, technology and services for the drilling and production sectors of the oil and gas industry, where he led the effort to consolidate, develop and improve the performance of well construction products and services by strategically aligning synergistic product lines in order to improve both their financial and operational performance.  His duties at Weatherford included responsibility for all phases of new product and service development from inception through commercialization, which in some cases included securing project funding from customers.  Since September 2005, Mr. Terry has served as a consultant to the oil and gas drilling services industry.

From March 1994 until January 2003, Mr. Terry was employed by Halliburton Company, the last three of those years as Director – Advanced Well Construction Systems where he was the lead inventor of a step change advanced well construction system.  During this time, he was responsible for all phases of this project which included research and development, engineering, prototyping, field trials and commercialization.  During his first six years at Halliburton, he served in various management capacities ranging from new product introduction to regional operations management.  During this time he was responsible for, among other things, much of Halliburton’s consolidation effort following its acquisition of Smith International’s Drilling Services Division.

Prior to joining Halliburton in March 1994, Mr. Terry served as Regional Vice President for Smith International in Singapore.  He was responsible for all of Smith’s activities in the Asia Pacific, Middle East and East Africa regions.

Mr. Terry began his career at Eastman Whipstock, which was acquired by Baker Hughes in 1990.  Following Baker Hughes’ acquisition of Eastman Whipstock in 1990, Mr. Terry joined Smith International.

Mr. Terry graduated in 1978 from San Francisco State University with a BA in Business.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Employment Agreement by and between Particle Drilling Technologies, Inc. and Jim B. Terry

10.2	form of Non-Statutory Stock Option Agreement (employees)

10.3	form of Restricted Stock Agreement (employees)

10.4	Employment Agreement by and between Particle Drilling Technologies, Inc. and Jon Christopher Boswell

10.5	Employment Agreement by and between Particle Drilling Technologies, Inc. and Thomas E. Hardisty

99.1	Press release dated January 23, 2006, announcing new President and Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTICLE DRILLING TECHNOLOGIES, INC.

Date:	January 24, 2006	By:	/s/ J. CHRIS BOSWELL
		Name:	J. Christopher Boswell
		Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Employment Agreement by and between Particle Drilling Technologies, Inc. and Jim B. Terry

10.2	form of Non-Statutory Stock Option Agreement (employees)

10.3	form of Restricted Stock Agreement (employees)

10.4	Employment Agreement by and between Particle Drilling Technologies, Inc. and Jon Christopher Boswell

10.5	Employment Agreement by and between Particle Drilling Technologies, Inc. and Thomas E. Hardisty

99.1	Press release dated January 23, 2006, announcing new President and Chief Executive Officer.